UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 24, 2010
Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas		77019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01  Other Events

On March 24, 2010, Service Corporation International (“SCI”) issued a press release announcing that it has received regulatory clearance to acquire Keystone North America Inc. (“Keystone”) in connection with SCI’s tender offer (the ”Offer”) for all outstanding common shares, including those represented by income participating securities, (the “Keystone Shares”) of Keystone.  Through its wholly owned subsidiary, SCI intends to take up all of the Keystone Shares tendered to the Offer as of the expiry time, provided that the 66 2/3% minimum tender condition and the other conditions of the Offer are met.  The Offer expires at 3:00 p.m. (Eastern time) on Friday, March 26, 2010.  A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Attached hereto as Exhibit 99.1 is a copy of Service Corporation International’s press release.

Exhibit No.	Description
99.1	Press Release, dated March 24, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Service Corporation International

March 24, 2010	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President
General Counsel and Secretary